THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® B Share
Lincoln Level Advantage® Design B-Share
Lincoln Level Advantage® Access

Supplement dated June 6, 2024 to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus discusses changes to the calculation for Interim Value for contracts issued on or after July 1, 2024. All other provisions of your prospectus not discussed in this supplement remain unchanged.

For contracts issued July 1, 2024 and after, Appendix B is replaced in its entirety with the following:

Appendix B — Interim Value Calculation

Interim Value for Indexed Segment(s) with no Annual Locks
The Interim Value of an Indexed Segment is equal to the sum of (1) and (2), where:
(1) is the fair value of the Indexed Crediting Base of an Indexed Segment on the Valuation Date the Interim Value is calculated. It is determined for an Indexed Segment as C multiplied by (1+D)-E where:
C = the Indexed Crediting Base of the Indexed Segment on the Valuation Date of the calculation;
D = the Reference Rate;
E = the total number of days remaining in the Indexed Term divided by 365.
(2) is the fair value of the replicating portfolio of options and/or other instruments, determined solely by us, on any Valuation Date that the Interim Value is calculated for an Indexed Segment.
Interim Value for Indexed Segment(s) with Performance Caps and Annual Locks
The Interim Value of an Indexed Segment is equal to the sum of (1) and (2), where:
(1) is the fair value of the Indexed Crediting Base of an Indexed Segment on the Valuation Date the Interim Value is calculated. It is determined for an Indexed Segment as C multiplied by (1 + D)-E where:
C = the initial Indexed Crediting Base of the Indexed Segment that has been proportionately adjusted for any transfers, withdrawals, Death Benefit payouts, or surrenders that have occurred during the Indexed Segment prior to the Valuation Date of the calculation;
D = the Reference Rate;
E = the total number of days remaining in the Indexed Term divided by 365.
(2) is the fair value of the replicating portfolio of options, determined solely by us, on any Valuation Date that the Interim Value is calculated for an Indexed Segment.
Each component of the calculation is further explained as follows:
1. Fair Value of the Indexed Crediting Base.
Fair Value of the Indexed Crediting Base. The fair value of the Indexed Crediting Base of an Indexed Segment with no Annual Locks or an Indexed Segment with Annual Locks is meant to represent the market value of the investment instruments supporting the Indexed Segment. It is the present value of the Indexed Crediting Base of the Indexed Segment discounted at a rate that reflects movements in the interest rate market. The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Indexed Segment and will be administered in a uniform and non-discriminatory manner.
The Reference Rate is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Segment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
The Reference Rate may be reduced by a rate reduction factor, which increases the value of (1) above. This rate reduction factor will vary with each Indexed Account option and will be declared no later than the Start Date of an Indexed Term. The rate reduction factor is available upon request. State variations may apply. Consult your registered representative.
2.	Fair Value of Replicating Portfolio of Options and Other Financial Instruments. We utilize a fair market value methodology to value the replicating portfolio of options that support this product.
For each Segment, we solely designate and value options and other financial instruments, each of which is tied to the performance of the index associated with the Segment in which you are invested. We use derivatives and other financial instruments to provide an estimate of the gain or loss on the Indexed Crediting Base that could have occurred at the end of the Indexed Term. This estimate also reflects the impact of the Crediting Method and Protection Level at the end of the Indexed Term as well as the estimated cost of exiting the replicating options and other financial instruments prior to the End Date of a Segment (and the time to Index Anniversaries for Annual Lock Segments). The valuation of the options and other financial instruments is based on standard methods for valuing derivatives and other financial instruments and based on inputs from third party vendors. The methodology used to value these options and other financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives and other financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other financial instruments valued for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate or Spread Rate, as applicable.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.
NOTE: Put option C will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Participation Rate and Protection Levels, the replicating portfolio of financial instruments is equal to: A multiplied by the Participation Rate minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with a Spread Rate, the replicating portfolio of options is equal to: B minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual15 Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.

Examples

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps, Protection Levels and without an Annual Lock.

	1 Year	6 Year	6 Year
	12	72	72
Indexed Term length	months	months	months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	11.25%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$(202)	$(202)	$(223)
Interim Value = Sum of 1 + 2	$796	$796	$738

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$(29)	$(29)	$(57)
Interim Value = Sum of 1 + 2	$969	$969	$904

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$99	$201	$197
Interim Value = Sum of 1 + 2	$1,097	$1,199	$1,158

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$108	$398	$343
Interim Value = Sum of 1 + 2	$1,106	$1,396	$1,304

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
	36	36
Indexed Term length	months	months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	70%	70%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$999	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$(202)	$(214)
Interim Value = Sum of 1 + 2	$797	$783

Change in Index Value is -10%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$990	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$(29)	$(73)
Interim Value = Sum of 1 + 2	$970	$924

Change in Index Value is 20%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$999	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$139	$131
Interim Value = Sum of 1 + 2	$1,138	$1,128

Change in Index Value is 40%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$999	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$278	$264
Interim Value = Sum of 1 + 2	$1,277	$1,261

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
	12	12
Indexed Term length	months	months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Performance Trigger Rate	9.50%	9.50%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$(65)	$(72)
Interim Value = Sum of 1 + 2	$930	$920

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$5	$(3)
Interim Value = Sum of 1 + 2	$1,000	$989

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$67	$54
Interim Value = Sum of 1 + 2	$1,062	$1,046

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$79	$69
Interim Value = Sum of 1 + 2	$1,074	$1,061

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Spread Rates and Protection Levels.
	6 Year	6 Year
	72	72
Indexed Term length	months	months
Months since Indexed Term Start Date	60	12
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Spread Rate	5%	5%
Months to End Date	12	60

Change in Index Value is -20%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$991	$963
2. Fair Value of Replicating Portfolio of Financial Instruments	$(90)	$(120)
Interim Value = Sum of 1 + 2	$901	$843

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$991	$963
2. Fair Value of Replicating Portfolio of Financial Instruments	$(11)	$(6)
Interim Value = Sum of 1 + 2	$980	$957

Change in Index Value is 60%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$991	$963
2. Fair Value of Replicating Portfolio of Financial Instruments	$541	$558
Interim Value = Sum of 1 + 2	$1,532	$1,521

Change in Index Value is 100%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$991	$963
2. Fair Value of Replicating Portfolio of Financial Instruments	$933	$927
Interim Value = Sum of 1 + 2	$1,924	$1,890

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.
	1 Year	1 Year
	12	12
Indexed Term length	months	months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$(40)	$(40)
Interim Value = Sum of 1 + 2	$983	$956

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$8	$3
Interim Value = Sum of 1 + 2	$1,031	$999

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$27	$31
Interim Value = Sum of 1 + 2	$1,050	$1,027

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$30	$39
Interim Value = Sum of 1 + 2	$1,053	$1,035

The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual15 Plus Indexed Segments.
	6 Year	6 Year
	72	72
Indexed Term length	months	months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$(6)	$(47)
Interim Value = Sum of 1 + 2	$970	$906

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$61	$25
Interim Value = Sum of 1 + 2	$1,037	$978

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$176	$128
Interim Value = Sum of 1 + 2	$1,152	$1,081

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$258	$190
Interim Value = Sum of 1 + 2	$1,234	$1,143

Please retain this supplement for future reference.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® B Class
Lincoln Level Advantage® Advisory Class
Lincoln Level Advantage® Select

Supplement dated June 6, 2024 to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus discusses changes to the calculation for Interim Value for contracts issued on or after July 1, 2024. All other provisions of your prospectus not discussed in this supplement remain unchanged.

For contracts issued July 1, 2024 and after, Appendix B is replaced in its entirety with the following:

Appendix B — Interim Value Calculation

Interim Value for Indexed Segment(s) with no Annual Locks
The Interim Value of an Indexed Segment is equal to the sum of (1) and (2), where:
(1) is the fair value of the Indexed Crediting Base of an Indexed Segment on the Valuation Date the Interim Value is calculated. It is determined for an Indexed Segment as C multiplied by (1+D)-E where:
C = the Indexed Crediting Base of the Indexed Segment on the Valuation Date of the calculation;
D = the Reference Rate;
E = the total number of days remaining in the Indexed Term divided by 365.
(2) is the fair value of the replicating portfolio of options and/or other instruments, determined solely by us, on any Valuation Date that the Interim Value is calculated for an Indexed Segment.

Interim Value for Indexed Segment(s) with Performance Caps and Annual Locks
The Interim Value of an Indexed Segment is equal to the sum of (1) and (2), where:
(1) is the fair value of the Indexed Crediting Base of an Indexed Segment on the Valuation Date the Interim Value is calculated. It is determined for an Indexed Segment as C multiplied by (1 + D)-E where:
C = the initial Indexed Crediting Base of the Indexed Segment that has been proportionately adjusted for any transfers, withdrawals, Death Benefit payouts, or surrenders that have occurred during the Indexed Segment prior to the Valuation Date of the calculation;
D = the Reference Rate;
E = the total number of days remaining in the Indexed Term divided by 365.
(2) is the fair value of the replicating portfolio of options, determined solely by us, on any Valuation Date that the Interim Value is calculated for an Indexed Segment.
Each component of the calculation is further explained as follows:
1. Fair Value of the Indexed Crediting Base.
Fair Value of the Indexed Crediting Base. The fair value of the Indexed Crediting Base of an Indexed Segment with no Annual Locks or an Indexed Segment with Annual Locks is meant to represent the market value of the investment instruments supporting the Indexed Segment. It is the present value of the Indexed Crediting Base of the Indexed Segment discounted at a rate that reflects movements in the interest rate market. The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Indexed Segment and will be administered in a uniform and non-discriminatory manner.
The Reference Rate is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Segment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
The Reference Rate may be reduced by a rate reduction factor, which increases the value of (1) above. This rate reduction factor will vary with each Indexed Account option and will be declared no later than the Start Date of an Indexed Term. The rate reduction factor is available upon request. State variations may apply. Consult your registered representative.
2.	Fair Value of Replicating Portfolio of Options and Other Financial Instruments. We utilize a fair market value methodology to value the replicating portfolio of options that support this product.
For each Segment, we solely designate and value options and other financial instruments, each of which is tied to the performance of the index associated with the Segment in which you are invested. We use derivatives and other financial instruments to provide an estimate of the gain or loss on the Indexed Crediting Base that could have occurred at the end of the Indexed Term. This estimate also reflects the impact of the Crediting Method and Protection Level at the end of the Indexed Term as well as the estimated cost of exiting the replicating options and other financial instruments prior to the End Date of a Segment (and the time to Index Anniversaries for Annual Lock Segments). The valuation of the options and other financial instruments is based on standard methods for valuing derivatives and other financial instruments and based on inputs from third party vendors. The methodology used to value these options and other financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives and other financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other financial instruments valued for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.
NOTE: Put option C will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual15 Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.

Examples

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps, Protection Levels and without an Annual Lock.

	1 Year	6 Year	6 Year
	12	72	72
Indexed Term length	months	months	months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	11.25%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$(202)	$(202)	$(223)
Interim Value = Sum of 1 + 2	$796	$796	$738

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$(29)	$(29)	$(57)
Interim Value = Sum of 1 + 2	$969	$969	$904

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$99	$201	$197
Interim Value = Sum of 1 + 2	$1,097	$1,199	$1,158

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$108	$398	$343
Interim Value = Sum of 1 + 2	$1,106	$1,396	$1,304

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
	12	12
Indexed Term length	months	months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Performance Trigger Rate	9.50%	9.50%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$(65)	$(72)
Interim Value = Sum of 1 + 2	$930	$920

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$5	$(3)
Interim Value = Sum of 1 + 2	$1,000	$989

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$67	$54
Interim Value = Sum of 1 + 2	$1,062	$1,046

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$79	$69
Interim Value = Sum of 1 + 2	$1,074	$1,061

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.
	1 Year	1 Year
	12	12
Indexed Term length	months	months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$(40)	$(40)
Interim Value = Sum of 1 + 2	$983	$956

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$8	$3
Interim Value = Sum of 1 + 2	$1,031	$999

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$27	$31
Interim Value = Sum of 1 + 2	$1,050	$1,027

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$30	$39
Interim Value = Sum of 1 + 2	$1,053	$1,035

The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual15 Plus Indexed Segments.
	6 Year	6 Year
	72	72
Indexed Term length	months	months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$(6)	$(47)
Interim Value = Sum of 1 + 2	$970	$906

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$61	$25
Interim Value = Sum of 1 + 2	$1,037	$978

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$176	$128
Interim Value = Sum of 1 + 2	$1,152	$1,081

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$258	$190
Interim Value = Sum of 1 + 2	$1,234	$1,143

Please retain this supplement for future reference.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® Advisory
Lincoln Level Advantage® Design Advisory

Supplement dated June 6, 2024 to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus discusses changes to the calculation for Interim Value for contracts issued on or after July 1, 2024. All other provisions of your prospectus not discussed in this supplement remain unchanged.

For contracts issued July 1, 2024 and after, Appendix B is replaced in its entirety with the following:

Appendix B — Interim Value Calculation

Interim Value for Indexed Segment(s) with no Annual Locks
The Interim Value of an Indexed Segment is equal to the sum of (1) and (2), where:
(1) is the fair value of the Indexed Crediting Base of an Indexed Segment on the Valuation Date the Interim Value is calculated. It is determined for an Indexed Segment as C multiplied by (1+D)-E where:
C = the Indexed Crediting Base of the Indexed Segment on the Valuation Date of the calculation;
D = the Reference Rate;
E = the total number of days remaining in the Indexed Term divided by 365.
(2) is the fair value of the replicating portfolio of options and/or other instruments, determined solely by us, on any Valuation Date that the Interim Value is calculated for an Indexed Segment.

Interim Value for Indexed Segment(s) with Performance Caps and Annual Locks
The Interim Value of an Indexed Segment is equal to the sum of (1) and (2), where:
(1) is the fair value of the Indexed Crediting Base of an Indexed Segment on the Valuation Date the Interim Value is calculated. It is determined for an Indexed Segment as C multiplied by (1 + D)-E where:
C = the initial Indexed Crediting Base of the Indexed Segment that has been proportionately adjusted for any transfers, withdrawals, Death Benefit payouts, or surrenders that have occurred during the Indexed Segment prior to the Valuation Date of the calculation;
D = the Reference Rate;
E = the total number of days remaining in the Indexed Term divided by 365.
(2) is the fair value of the replicating portfolio of options, determined solely by us, on any Valuation Date that the Interim Value is calculated for an Indexed Segment.
Each component of the calculation is further explained as follows:
1. Fair Value of the Indexed Crediting Base.
Fair Value of the Indexed Crediting Base. The fair value of the Indexed Crediting Base of an Indexed Segment with no Annual Locks or an Indexed Segment with Annual Locks is meant to represent the market value of the investment instruments supporting the Indexed Segment. It is the present value of the Indexed Crediting Base of the Indexed Segment discounted at a rate that reflects movements in the interest rate market. The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Indexed Segment and will be administered in a uniform and non-discriminatory manner.
The Reference Rate is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Segment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
The Reference Rate may be reduced by a rate reduction factor, which increases the value of (1) above. This rate reduction factor will vary with each Indexed Account option and will be declared no later than the Start Date of an Indexed Term. The rate reduction factor is available upon request. State variations may apply. Consult your registered representative.
2.	Fair Value of Replicating Portfolio of Options and Other Financial Instruments. We utilize a fair market value methodology to value the replicating portfolio of options that support this product.
For each Segment, we solely designate and value options and other financial instruments, each of which is tied to the performance of the index associated with the Segment in which you are invested. We use derivatives and other financial instruments to provide an estimate of the gain or loss on the Indexed Crediting Base that could have occurred at the end of the Indexed Term. This estimate also reflects the impact of the Crediting Method and Protection Level at the end of the Indexed Term as well as the estimated cost of exiting the replicating options and other financial instruments prior to the End Date of a Segment (and the time to Index Anniversaries for Annual Lock Segments). The valuation of the options and other financial instruments is based on standard methods for valuing derivatives and other financial instruments and based on inputs from third party vendors. The methodology used to value these options and other financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives and other financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other financial instruments valued for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive index returns.
E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.
NOTE: Put option C will always reduce the Interim Value even if the index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Participation Rate and Protection Levels, the replicating portfolio of financial instruments is equal to: A multiplied by the Participation Rate minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual15 Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we obtain market values of derivatives each business day from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.

Examples

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps, Protection Levels and without an Annual Lock.

	1 Year	6 Year	6 Year
	12	72	72
Indexed Term length	months	months	months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	11.25%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$(202)	$(202)	$(223)
Interim Value = Sum of 1 + 2	$796	$796	$738

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$(29)	$(29)	$(57)
Interim Value = Sum of 1 + 2	$969	$969	$904

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$99	$201	$197
Interim Value = Sum of 1 + 2	$1,097	$1,199	$1,158

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$998	$998	$961
2. Fair Value of Replicating Portfolio of Financial Instruments	$108	$398	$343
Interim Value = Sum of 1 + 2	$1,106	$1,396	$1,304

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
	36	36
Indexed Term length	months	months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	70%	70%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$999	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$(202)	$(214)
Interim Value = Sum of 1 + 2	$797	$783

Change in Index Value is -10%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$990	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$(29)	$(73)
Interim Value = Sum of 1 + 2	$970	$924

Change in Index Value is 20%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$999	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$139	$131
Interim Value = Sum of 1 + 2	$1,138	$1,128

Change in Index Value is 40%	3 Year	3 Year
1. Fair Value of the Indexed Crediting Base	$999	$997
2. Fair Value of Replicating Portfolio of Financial Instruments	$278	$264
Interim Value = Sum of 1 + 2	$1,277	$1,261

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
	12	12
Indexed Term length	months	months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Performance Trigger Rate	9.50%	9.50%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$(65)	$(72)
Interim Value = Sum of 1 + 2	$930	$920

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$5	$(3)
Interim Value = Sum of 1 + 2	$1,000	$989

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$67	$54
Interim Value = Sum of 1 + 2	$1,062	$1,046

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$995	$992
2. Fair Value of Replicating Portfolio of Financial Instruments	$79	$69
Interim Value = Sum of 1 + 2	$1,074	$1,061

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.
	1 Year	1 Year
	12	12
Indexed Term length	months	months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$(40)	$(40)
Interim Value = Sum of 1 + 2	$983	$956

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$8	$3
Interim Value = Sum of 1 + 2	$1,031	$999

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$27	$31
Interim Value = Sum of 1 + 2	$1,050	$1,027

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the Indexed Crediting Base	$1,023	$996
2. Fair Value of Replicating Portfolio of Financial Instruments	$30	$39
Interim Value = Sum of 1 + 2	$1,053	$1,035

The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual15 Plus Indexed Segments.
	6 Year	6 Year
	72	72
Indexed Term length	months	months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$(6)	$(47)
Interim Value = Sum of 1 + 2	$970	$906

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$61	$25
Interim Value = Sum of 1 + 2	$1,037	$978

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$176	$128
Interim Value = Sum of 1 + 2	$1,152	$1,081

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the Indexed Crediting Base	$976	$953
2. Fair Value of Replicating Portfolio of Financial Instruments	$258	$190
Interim Value = Sum of 1 + 2	$1,234	$1,143

Please retain this supplement for future reference.